SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               April 24, 2001
                        ------------------------
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
               ----------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-25781            41-1844584
  ---------------------------     --------------------    ---------------
(State or other Jurisdiction of   (Commission File No.)   (IRS Employer
      Incorporation)                                       Identification No.)


              7700 France Avenue South, Edina, Minnesota 55435
            ----------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (952) 842-5000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


  -----------------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)



Item 5.  Other Events.

         Net Perceptions' press release dated April 24, 2001 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

99.1     Press Release by Net Perceptions, Inc. dated April 24, 2001.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NET PERCEPTIONS, INC.

                                      By:   /s/ Thomas M. Donnelly
                                           ------------------------------
Date:  April 25, 2001                      Thomas M. Donnelly
                                           Senior Vice President of Finance
                                           and Administration and Chief
                                           Financial Officer



                                                               EXHIBIT 99.1



PRESS RELEASE--Apr 24 2001

NET PERCEPTIONS ANNOUNCES FIRST QUARTER RESULTS

Company Closes Quarter with Cash Reserves of $87.3 Million
More Clients Realize Bottom Line Benefits of Its Technology

MINNEAPOLIS - Net Perceptions, Inc. (Nasdaq: NETP) today announced revenue of $3.2 million for the quarter ended Mar. 31, 2001, and a loss of $11.9 million, or ($0.44) per share before restructuring charges, a non-cash charge for the impairment of goodwill and other intangibles, amortization of intangibles and stock compensation expense. In the same period last year the company reported $9.5 million in revenue and a net loss of $3.6 million or ($0.16) per share before amortization of intangibles and stock compensation expense. Including restructuring charges, a non-cash charge for the impairment of goodwill and other intangibles, amortization of intangibles and stock compensation expense, the company reported a loss of $108.8 million or ($4.05) per share for the first quarter ended Mar. 31, 2001.

During the quarter, the company instituted a plan of restructuring related to the reorganization and consolidation of operations in various United States and international locations. The restructuring charge of $13.9 million consisted of $10.2 million related to facility consolidation, $1.2 million of termination payments resulting from the company's March 23, 2001 reduction in workforce and $2.5 million of losses on the disposal of assets and other restructuring related costs. Of the $13.9 million, approximately $3.4 million was a non-cash charge.

The company has reduced the goodwill and other intangibles value in the March 31, 2001 balance sheet by $75.3 million. The non-cash write-down in goodwill and other intangibles is based on an impairment test of the company's February 2000 acquisition of Knowledge Discovery One, Inc.

"While the current economic situation is extremely frustrating because it continues to lengthen IT decisions, the positive results we are bringing to our current customers continues to grow," said Steven Snyder, Net Perceptions' president and CEO. "In addition, our recent restructuring actions are positive steps to preserve cash and improve the financial performance of our company in the later half of 2001."

During the quarter, Net Perceptions continued to focus on serving the needs of its target market, large multi-channel retail customers:

o Key customers such as Brylane, GUS (Great Universal Stores) and Musician's Friend, a wholly owned subsidiary of Guitar Center, Inc. saw significant, measurable improvements in their direct sales channels by using Net Perceptions marketing and merchandising optimization solutions. For example, Musician's Friend sited Net Perceptions as a key factor in helping it increase direct channel sales by more than 60% during the last year.
o The company received several follow-on orders from existing customers such as Fingerhut, Hudson's Bay, J.C. Penney, Walgreens and German-based, H.O.T. (Home Order Television), who all upgraded or renewed their licenses. Still others, such as Smith & Hawken and GUS purchased additional Net Perceptions products during the quarter.
o The company took measures to streamline and size its business to focus more aggressively on its core retail audiences as well as reflect the current economic environment. Therefore, in March, it trimmed its workforce by 46 percent, or a total of 124 positions and developed a restructuring plan to consolidate various company facilities. Total headcount as of Mar. 31, 2001 was 146.
o In early January, the company launched "Retail Revelations," a suite of products and services representing a re-branded and renamed product line that reflects the company's core business focus on multi-channel retailers. Retail Revelations combines retail solutions that cover critical merchandising and marketing performance issues. These include providing precise insight into what products to advertise to generate the most traffic, recommendations for how to liquidate overstocks on the Web while optimizing profit margins, and increasing overall promotional effectiveness and sales.

Outlook

The company anticipates that revenues for the second quarter will be $2 to $5 million dollars and that pro forma net loss per share will be $0.18 to $0.25 cents per share. We completed the quarter with $87.3 million in cash and investments, and expect to use $10 million of our cash reserves during the second quarter, with $2.2 million representing payments related to the company's recent restructuring. We expect our total cash burn for 2001 will be $25 to $30 million, inclusive of payments related to our recent restructuring.

About Net Perceptions

Net Perceptions is a leading provider of precision merchandising, marketing and personalization software. Its products enable companies to generate greater demand and better margins for their products by capitalizing on business information and optimizing product assortments, pricing and customer relationships. Customers include market leaders such as Brylane, Best Buy, GUS, J.C. Penney, Kmart and Tesco. For more information visit http://www.netperceptions.com or call 800-466-0711.

Net Perceptions and the Net Perceptions logo are registered trademarks of Net Perceptions, Inc. All other trademarks are the property of their respective owners. This press release contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning business strategies and their intended results, and similar statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this press release reflect management's best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could effect future financial results are detailed from time to time in the company's periodic reports and registration statements filed with the U.S. Securities and Exchange Commission.


                           NET PERCEPTIONS, INC.

               PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF
                  OPERATIONS * (in thousands, except share
                           and per share amounts)

                                                  Three Months Ended
                                                       March 31,
                                                 2001             2000

Revenues
  Product                                       $ 1,008           $7,524
  Service and maintenance                         2,233            1,968
                                                -------          -------

Total revenues                                    3,241            9,492

Cost of revenues:
  Product                                           108              108
  Service and maintenance                         2,198            1,809
                                                -------          -------

Total cost of revenues                            2,306            1,917

Gross margin                                        935            7,575

Operating expenses:
  Sales and marketing                             7,958            5,901
  Research and development                        3,964            3,658
  General and administrative                      2,272            2,259
  Lease abandonment expense                         225                -
                                               --------      -----------

Total operating expenses                         14,419           11,818

Loss from operations                            (13,484)          (4,243)

Other income, net                                 1,593              649
Net loss                                       ($11,891)         ($3,594)
Net loss per share:

Basic and diluted                               ($0.44)          ($0.16)

Shares used in computing
  basic and diluted net
  loss per share                             26,844,380       22,499,002

* Pro Forma Consolidated Statement of Operations excludes stock compensation expense and amortization of acquired intangibles related to the Company's first quarter 2000 acquisition of Knowledge Discovery One
(KD1) of $7,685 and $3,987 for the three months ending March 31, 2001 and 2000, respectively. In addition, restructuring charges of $13,920 and a $75,298 charge for the impairment of KD1 goodwill and other intangibles were excluded from the first quarter of 2001.


                   CONSOLIDATED CONDENSED BALANCE SHEETS
                               (in thousands)


                                                                March 31,      December 31,
                                                                  2001             2000

Assets
Current assets:
  Cash and cash equivalents                                     $ 26,535         $ 16,396
  Short-term investments                                          60,729           52,484
  Accounts receivable, net                                         2,603            6,449
  Royalties receivable                                               617              671
  Prepaid expenses and other current assets                        2,406            1,729
                                                                   -----            -----

Total current assets                                              92,890           77,729

Marketable securities                                                 -            27,356
Property and equipment, net                                       11,686           12,760
Goodwill & other intangible assets, net                            9,307           92,194
Other assets                                                       1,339            1,795
                                                                   -----            -----

Total assets                                                    $115,222         $211,834

Liabilities and stockholders' equity Current liabilities:
  Accounts payable and accrued expenses                         $  6,711         $  7,040
  Deferred revenue                                                 2,468            3,743
  Accrued restructuring costs                                     13,903                -
  Current portion of long-term liabilities                           497              582
                                                                     ---              ---

Total current liabilities                                         23,579           11,365

Long-term liabilities, net of current portion                      1,808            1,951
                                                                   -----            -----

Total liabilities                                                 25,387           13,316

Commitments and contingencies

Stockholders' equity:
  Common stock                                                         2                2
  Additional paid-in capital                                     274,576          274,458
  Other comprehensive income (loss)                                  354              361
  Accumulated deficit                                           (185,097)         (76,303)
                                                                ---------         --------

Total stockholders' equity                                        89,835          198,518

Total liabilities and stockholders' equity                      $115,222         $211,834


                           NET PERCEPTIONS, INC.

              CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
             (in thousands, except share and per share amounts)


                                                               Three Months Ended
                                                                    March 31,
                                                              2001             2000

Revenues:
  Product                                                   $  1,008         $7,524
  Service and maintenance                                      2,233          1,968
                                                               -----          -----

Total revenues                                                 3,241          9,492

Cost of revenues:
  Product                                                        441            274
  Service and maintenance                                      2,198          1,809
                                                               -----          -----

Total cost of revenues                                         2,639          2,083

Gross margin                                                     602          7,409

Operating expenses:
  Sales and marketing                                          7,970          6,011
  Research and development                                     4,033          3,719
  General and administrative                                   2,287          2,281
  Lease abandonment expense                                      225             -
  Restructuring charges                                       13,920             -
  Amortization of goodwill and other intangibles               7,256          3,628
  Impairment of goodwill and other intangibles                75,298             -
                                                              ------          -----

Total operating expenses                                     110,989         15,639

Loss from operations                                        (110,387)        (8,230)

Other income, net                                              1,593            649
Net loss                                                   ($108,794)       ($7,581)
Net loss per share:

Basic and diluted                                            ($4.05)        ($0.34)

Shares used in computing basic
  and diluted net loss per share                          26,844,380     22,499,002



                               EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press Release by Net Perceptions, Inc. dated April 24, 2001.